                                                                    EXHIBIT 10.2

                                                                  EXECUTION COPY

================================================================================

                              M.D.C. HOLDINGS, INC.

                       Senior Subordinated Debt Securities

                   ------------------------------------------

                                    INDENTURE

                           Dated as of October 6, 2004

                   ------------------------------------------

                     U.S. Bank National Association, Trustee

================================================================================

                              CROSS-REFERENCE TABLE

                                                                                      Indenture
TIA Section                                                                           Section
-----------                                                                           ---------
310(a)(1).......................................................................      7.10
   (a)(2).......................................................................      7.10
   (a)(3).......................................................................      N.A.
   (a)(4).......................................................................      N.A.
   (b)..........................................................................      7.08; 7.10; 10.02
311(a)..........................................................................      7.11
   (b)..........................................................................      7.11
   (c)..........................................................................      N.A.
312(a)..........................................................................      2.05
   (b)..........................................................................      10.03
   (c)..........................................................................      10.03
313(a)..........................................................................      7.06
   (b)(1).......................................................................      N.A.
   (b)(2).......................................................................      7.06
   (c)..........................................................................      10.02
   (d)..........................................................................      7.06
314(a)..........................................................................      7.06; 10.02
   (b)..........................................................................      N.A.
   (c)(1).......................................................................      10.04
   (c)(2).......................................................................      10.04
   (c)(3).......................................................................      N.A.
   (d)..........................................................................      N.A.
   (e)..........................................................................      10.05
   (f)..........................................................................      N.A.
315(a)..........................................................................      7.01(b)
   (b)..........................................................................      7.05; 10.02
   (c)..........................................................................      7.01(a)
   (d)..........................................................................      7.01(c)
   (e)..........................................................................      6.11
316(a)(last sentence)...........................................................      2.12
   (a)(1)(A)....................................................................      6.05
   (a)(1)(B)....................................................................      6.04
   (a)(2).......................................................................      N.A.
   (b)..........................................................................      6.07
   (c)..........................................................................      9.04
317(a)(1).......................................................................      6.08
   (a)(2).......................................................................      6.09
   (b)..........................................................................      2.04
318(a)..........................................................................      10.01

                                TABLE OF CONTENTS

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
                                   ARTICLE ONE

                   DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.01.      Definitions......................................................    1
SECTION 1.02.      Other Definitions................................................    4
SECTION 1.03.      Incorporation by Reference of Trust Indenture Act................    4
SECTION 1.04.      Rules of Construction............................................    5

                                   ARTICLE TWO

                                 THE SECURITIES

SECTION 2.01.      Form and Dating..................................................    5
SECTION 2.02.      Execution and Authentication.....................................    7
SECTION 2.03.      Registrar and Paying Agent.......................................    7
SECTION 2.04.      Paying Agent to Hold Money in Trust..............................    7
SECTION 2.05.      Securityholder Lists.............................................    8
SECTION 2.06.      Transfer and Exchange............................................    8
SECTION 2.07.      Replacement Securities...........................................    8
SECTION 2.08.      Outstanding Securities...........................................    9
SECTION 2.09.      Temporary Securities.............................................    9
SECTION 2.10.      Cancellation.....................................................    9
SECTION 2.11.      Defaulted Interest...............................................    9
SECTION 2.12.      Treasury Securities..............................................   10
SECTION 2.13.      CUSIP Numbers....................................................   10
SECTION 2.14.      Deposit of Moneys................................................   10
SECTION 2.15.      Book-Entry Provisions for Global Security........................   10

                                  ARTICLE THREE

                                   REDEMPTION

SECTION 3.01.      Notices to Trustee...............................................   11
SECTION 3.02.      Selection of Securities to be Redeemed...........................   12
SECTION 3.03.      Notice of Redemption.............................................   12
SECTION 3.04.      Effect of Notice of Redemption...................................   13
SECTION 3.05.      Deposit of Redemption Price......................................   13
SECTION 3.06.      Securities Redeemed in Part......................................   13

                                       -i-
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                                  ARTICLE FOUR

                                   COVENANTS

SECTION 4.01.      Payment of Securities............................................   13
SECTION 4.02.      Maintenance of Office or Agency..................................   13
SECTION 4.03.      Compliance Certificate...........................................   14
SECTION 4.04.      Payment of Taxes; Maintenance of Corporate Existence;
                       Maintenance of Properties....................................   14

                                  ARTICLE FIVE

                              SUCCESSOR CORPORATION

SECTION 5.01.      When Company May Merge, etc......................................   15

                                   ARTICLE SIX

                              DEFAULTS AND REMEDIES

SECTION 6.01.      Events of Default................................................   15
SECTION 6.02.      Acceleration.....................................................   17
SECTION 6.03.      Other Remedies...................................................   18
SECTION 6.04.      Waiver of Existing Defaults......................................   18
SECTION 6.05.      Control by Majority..............................................   18
SECTION 6.06.      Limitation on Suits..............................................   18
SECTION 6.07.      Rights of Holders to Receive Payment.............................   19
SECTION 6.08.      Collection Suit by Trustee.......................................   19
SECTION 6.09.      Trustee May File Proofs of Claim.................................   19
SECTION 6.10.      Priorities.......................................................   19
SECTION 6.11.      Undertaking for Costs............................................   20

                                  ARTICLE SEVEN

                                     TRUSTEE

SECTION 7.01.      Duties of Trustee................................................   20
SECTION 7.02.      Rights of Trustee................................................   21
SECTION 7.03.      Individual Rights of Trustee.....................................   22
SECTION 7.04.      Trustee's Disclaimer.............................................   22
SECTION 7.05.      Notice of Defaults...............................................   22
SECTION 7.06.      Reports by Trustee to Holders....................................   23
SECTION 7.07.      Compensation and Indemnity.......................................   23
SECTION 7.08.      Replacement of Trustee...........................................   23

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
SECTION 7.09.      Successor Trustee by Merger, etc.................................   24
SECTION 7.10.      Eligibility; Disqualification....................................   24
SECTION 7.11.      Preferential Collection of Claims Against Company................   24

                                  ARTICLE EIGHT

                             DISCHARGE OF INDENTURE

SECTION 8.01.      Defeasance Upon Deposit of Moneys
                        or U.S. Government Obligations..............................   25
SECTION 8.02.      Survival of the Company's Obligations............................   27
SECTION 8.03.      Application of Trust Money.......................................   28
SECTION 8.04.      Repayment to the Company.........................................   28
SECTION 8.05.      Reinstatement....................................................   28

                                  ARTICLE NINE

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

SECTION 9.01.      Without Consent of Holders.......................................   29
SECTION 9.02.      With Consent of Holders..........................................   29
SECTION 9.03.      Compliance with Trust Indenture Act..............................   30
SECTION 9.04.      Revocation and Effect of Consents................................   30
SECTION 9.05.      Notation on or Exchange of Securities............................   31
SECTION 9.06.      Trustee to Sign Amendments, etc..................................   31

                                   ARTICLE TEN

                                  MISCELLANEOUS

SECTION 10.01.     Trust Indenture Act Controls.....................................   31
SECTION 10.02.     Notices..........................................................   31
SECTION 10.03.     Communications by Holders with Other Holders.....................   32
SECTION 10.04.     Certificate and Opinion as to Conditions Precedent...............   32
SECTION 10.05.     Statements Required in Certificate or Opinion....................   33
SECTION 10.06.     Rules by Trustee and Agents......................................   33
SECTION 10.07.     Legal Holidays...................................................   33
SECTION 10.08.     Governing Law....................................................   33
SECTION 10.09.     No Adverse Interpretation of Other Agreements....................   34
SECTION 10.10.     No Recourse Against Others.......................................   34
SECTION 10.11.     Successors and Assigns...........................................   34
SECTION 10.12.     Duplicate Originals..............................................   34
SECTION 10.13.     Severability.....................................................   34


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                                 ARTICLE ELEVEN

                                  SUBORDINATION

SECTION 11.01.     Agreement to Subordinate.........................................   34
SECTION 11.02.     Certain Definitions..............................................   34
SECTION 11.03.     Liquidation; Dissolution; Bankruptcy.............................   35
SECTION 11.04.     Default on Senior Indebtedness...................................   35
SECTION 11.05.     Acceleration of Securities.......................................   36
SECTION 11.06.     When Distributions Must Be Paid Over.............................   36
SECTION 11.07.     Notice by the Company............................................   36
SECTION 11.08.     Subrogation......................................................   36
SECTION 11.09.     Relative Rights..................................................   36
SECTION 11.10.     Subordination May Not Be Impaired by the Company.................   37
SECTION 11.11.     Distribution or Notice to the Representative.....................   37
SECTION 11.12.     Rights of the Trustee and Paying Agent...........................   37
SECTION 11.13.     No Fiduciary Duty to Holders of Senior Indebtedness..............   38

            INDENTURE dated as of October 6, 2004, by and among M.D.C. HOLDINGS, INC., a Delaware corporation (the "Company"), and U.S. Bank National Association (the "Trustee").

            Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Company's debt securities issued under this Indenture (the "Securities"):

                                   ARTICLE ONE

                   DEFINITIONS AND INCORPORATION BY REFERENCE

            SECTION 1.01. Definitions.

            "Affiliate" means, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, such specified Person. For purposes of this definition, the term "control" means (a) the power to direct the management and policies of a Person, either directly or through one or more intermediaries, whether through the ownership of voting securities, by contract, or otherwise, or (b) without limiting the foregoing, ownership of 10% or more of the voting power of the voting common equity of such Person (on a fully diluted basis).

            "Agent" means any Registrar, Paying Agent or co-Registrar or agent for service of notices and demands.

            "Authorizing Resolution" means a resolution adopted by the Board of Directors or by an Officer or committee of Officers pursuant to Board delegation authorizing a Series of Securities.

            "Bankruptcy Law" means title 11 of the United States Code, as amended, or any similar federal or state law for the relief of debtors.

            "Board of Directors" means the board of directors of the Company or any authorized committee thereof.

            "Capital Stock" means any and all shares, interests, participations or other equivalents (however designated) of or in a Person's capital stock or other equity interests, and options, rights or warrants to purchase such capital stock or other equity interests, whether now outstanding or issued after the Issue Date, including, without limitation, all Preferred Stock of such Person if such Person is a corporation or membership interests if such Person is a limited liability company and each general and limited partnership interest of such Person if such Person is a partnership.

            "Capitalized Lease Obligations" of any Person means the obligations of such Person to pay rent or other amounts under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP, and the amount of such obligations will be the capitalized amount thereof determined in accordance with GAAP.

            "Company" means the Person named as such in this Indenture until a successor replaces it pursuant to the Indenture and thereafter means the successor.

            "Default" means any event, act or condition that is, or after notice or the passage of time or both would be, unless otherwise timely cured, an Event of Default.

            "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States, as in effect on the date of this Indenture.

            "Holder" or "Securityholder" means the person in whose name a Security is registered on the Registrar's books.

            "Indebtedness" means (a) any liability of any Person (i) for borrowed money or (ii) evidenced by a bond, note, debenture or similar instrument (including a purchase money obligation) given in connection with the acquisition of any businesses, properties or assets of any kind (other than a trade payable or a current liability arising in the ordinary course of business), or (iii) for the payment of money relating to a Capitalized Lease Obligation or (iv) for all Redeemable Capital Stock valued at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; (b) any liability of others described in the preceding clause (a) that such Person has guaranteed or that is otherwise its legal liability; (c) all Indebtedness referred to in (but not excluded from) clauses (a) and (b) above of other Persons and all dividends of other Persons, the payment of which is secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Security Interest upon or in property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness; and (d) any amendment, supplement, modification, deferral, renewal, extension or refunding of any liability of the types referred to in clauses (a), (b) and (c) above.

            "Indenture" means this Indenture as amended or supplemented from time to time, including pursuant to any Authorizing Resolution or supplemental indenture pertaining to any Series.

            "Issue Date" means, with respect to any Series of Securities, the date on which the Securities of such Series are originally issued under this Indenture.

            "Non-Recourse Indebtedness" means Indebtedness or other obligations secured by a lien on property to the extent that the liability for the Indebtedness or other obligations is limited to the security of the property without liability on the part of the Company for any deficiency.

            "Officer" means the Chairman of the Board, the President, any Vice President, the Treasurer or the Secretary of the Company.

            "Officers' Certificate" means a certificate signed by two Officers or by an Officer and an Assistant Treasurer or an Assistant Secretary of the Company.

            "Opinion of Counsel" means a written opinion from legal counsel who is reasonably acceptable to the Trustee. The counsel may be an employee of or counsel to the Company or the Trustee.

            "Person" means any individual, corporation, partnership, limited liability company, joint venture, incorporated or unincorporated association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            "Preferred Stock" of any Person means all Capital Stock of such Person which has a preference in liquidation or with respect to the payment of dividends.

            "Redeemable Capital Stock" means any Capital Stock of the Company or any of its Subsidiaries that, either by its terms, by the terms of any security into which it is convertible or exchangeable or otherwise, (a) is or upon the happening of an event or passage of time would be required to be redeemed on or prior to the final stated maturity of the securities or (b) is redeemable at the option of the holder thereof at any time prior to such final stated maturity or
(c) is convertible into or exchangeable for debt securities at any time on or prior to such final stated maturity.

            "SEC" means the Securities and Exchange Commission or any successor agency performing the duties now assigned to it under the TIA.

            "Securities" means any Securities that are issued under this Indenture.

            "Series" means a series of Securities established under this Indenture.

            "Significant Subsidiary" means any Subsidiary of the Company which would constitute a "significant subsidiary" as defined in Rule 1.02 of Regulation S-X under the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended.

            "Subsidiary" means any Person of which at the time of determination by the Company, directly and/or indirectly through one or more Subsidiaries, the Company owns more than 50% of the shares of its Voting Stock.

            "TIA" means the Trust Indenture Act of 1939, as in effect from time to time.

            "Trust Officer" means the Chairman of the Board, the President, any Vice President or any other officer or assistant officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

            "Trustee" means the party named as such in this Indenture until a successor replaces it pursuant to this Indenture and thereafter means the successor serving hereunder.

            "United States" means the United States of America.

            "U.S. government obligations" means securities which are (i) direct obligations of the United States for the payment of which its full faith and credit is pledged or (ii) obligations of a person controlled or supervised by and acting as an agency or instrumentality of the United States the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States, which, in either case are not callable or redeemable at the option of the issuer thereof, and shall also include a depositary receipt issued by a bank or trust company as custodian with respect to any such U.S. government obligations or a specific payment of interest on or principal of any such U.S. government obligation held by such custodian for the account of the holder of a depositary receipt; provided, that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. government obligation or the specific payment of interest on or principal of the U.S. government obligation evidenced by such depositary receipt.

            "Voting Stock" means any class or classes of Capital Stock pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of any Person (irrespective of whether or not, at the time, stock of any other class or classes shall have, or might have, voting power by reason of the happening of any contingency).

            SECTION 1.02. Other Definitions.

                                                                                   Defined
Term                                                                              in Section
----                                                                              ----------
"Agent Members"........................................................              2.15
"Business Day".........................................................             10.07
"Custodian"............................................................              6.01
"Depositary"...........................................................              2.15
"Event of Default".....................................................              6.01
"Legal Holiday"........................................................             10.07
"Paying Agent".........................................................              2.03
"Registrar"............................................................              2.03
"Representative".......................................................             11.02
"Senior Indebtedness"..................................................             11.02

            SECTION 1.03. Incorporation by Reference of Trust Indenture Act.

            Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

            "Commission" means the SEC.

            "indenture securities" means the Securities.

            "indenture security holder" means a Securityholder.

            "indenture to be qualified" means this Indenture.

            "indenture trustee" or "institutional trustee" means the Trustee.

            "obligor" on the indenture securities means the Company or any other obligor on the Securities of a Series thereof.

            All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule have the meanings so assigned to them.

            SECTION 1.04. Rules of Construction.

            Unless the context otherwise requires:

            (1) a term has the meaning assigned to it;

            (2) an accounting term, not otherwise defined, has the meaning assigned to it in accordance with GAAP;

            (3) "or" is not exclusive;

            (4) words in the singular include the plural, and in the plural include the singular; and

            (5) provisions apply to successive events and transactions.

                                   ARTICLE TWO

                                 THE SECURITIES

            SECTION 2.01. Form and Dating.

            The aggregate principal amount of Securities that may be issued under this Indenture is unlimited. The Securities may be issued from time to time in one or more Series. Each Series shall be created by an Authorizing Resolution or a supplemental indenture that establishes the terms of the Series, which may include the following:

            (1) the title of the Series;

            (2) the aggregate principal amount (or any limit on the aggregate principal amount) of the Series and, if any Securities of a Series are to be issued at a discount from their face amount, the method of computing the accretion of such discount;

            (3) the interest rate or method of calculation of the interest rate;

            (4) the date from which interest will accrue;

            (5) the record dates for interest payable on Securities of the Series;

            (6) the dates when, places where and manner in which principal and interest are payable;

            (7) the Registrar and Paying Agent;

            (8) the terms of any mandatory (including any sinking fund requirements) or optional redemption by the Company;

            (9) the terms of any redemption at the option of Holders;

            (10) the denominations in which Securities are issuable;

            (11) whether Securities will be issued in registered or bearer form and the terms of any such forms of Securities;

            (12) whether any Securities will be represented by a global Security and the terms of any such global Security;

            (13) if payments of principal or interest may be made in a currency other than that in which Securities are denominated, the manner for determining such payments;

            (14) provisions for electronic issuance of Securities or issuance of Securities in uncertificated form;

            (15) any Events of Default, covenants and/or defined terms in addition to or in lieu of those set forth in this Indenture;

            (16) whether and upon what terms Securities may be defeased if different from the provisions set forth in this Indenture;

            (17) the form of the Securities, which, unless the Authorizing Resolution or supplemental indenture otherwise provides, shall be in the form of Exhibit A;

            (18) any terms that may be required by or advisable under applicable law;

            (19) whether, upon what terms and by which entities the Securities will be guaranteed;

            (20) the percentage of the principal amount of the Securities which is payable if the maturity of the Securities is accelerated in the case of Securities issued at a discount from their face amount; and

            (21) any other terms in addition to or different from those contained in this Indenture.

            All Securities of one Series need not be issued at the same time and, unless otherwise provided, a Series may be reopened for issuances of additional Securities of such Series pursuant to an Authorizing Resolution, an Officers' Certificate or in any indenture supplemental hereto.

            The creation and issuance of a Series and the authentication and delivery thereof are not subject to any conditions precedent.

            SECTION 2.02. Execution and Authentication.

            Two Officers shall sign, or one Officer shall sign and one Officer shall attest to, the Securities for the Company by manual or facsimile signature.

            If an Officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security, the Security shall nevertheless be valid.

            A Security shall not be valid until the Trustee manually signs the certificate of authentication on the Security. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

            The Trustee shall authenticate Securities for original issue upon receipt of an Officers' Certificate of the Company. Each Security shall be dated the date of its authentication.

            SECTION 2.03. Registrar and Paying Agent.

            The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange ("Registrar"), an office or agency where Securities may be presented for payment ("Paying Agent") and an office or agency where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may have one or more co-Registrars and one or more additional paying agents. The term "Paying Agent" includes any additional paying agent.

            The Company shall enter into an appropriate agency agreement with any Agent not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall promptly notify the Trustee in writing of the name and address of any such Agent and the Trustee shall have the right to inspect the Securities register at all reasonable times to obtain copies thereof, and the Trustee shall have the right to rely upon such register as to the names and addresses of the Holders and the principal amounts and certificate numbers thereof. If the Company fails to maintain a Registrar or Paying Agent or fails to give the foregoing notice, the Trustee shall act as such.

            The Company initially appoints the Trustee as Registrar and Paying Agent.

            SECTION 2.04. Paying Agent to Hold Money in Trust.

            Each Paying Agent shall hold in trust for the benefit of Securityholders and the Trustee all money held by the Paying Agent for the payment of principal of or interest on the Securities, and shall notify the Trustee of any default by the Company in making any such payment. If the Company or a Subsidiary acts as Paying Agent, it shall segregate the money and hold it as a separate trust fund. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon doing so the Paying Agent shall have no further liability for the money.

            SECTION 2.05. Securityholder Lists.

            The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee at least 5 Business Days before each semi-annual interest payment date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders.

            SECTION 2.06. Transfer and Exchange.

            Where a Security is presented to the Registrar or a co-Registrar with a request to register a transfer, the Registrar shall register the transfer as requested if the requirements of Section 8-401(1) of the New York Uniform Commercial Code are met. Where Securities are presented to the Registrar or a co-Registrar with a request to exchange them for an equal principal amount of Securities of other denominations, the Registrar shall make the exchange as requested if the same requirements are met. To permit transfers and exchanges, the Trustee shall authenticate Securities at the Registrar's request. The Registrar need not transfer or exchange any Security selected for redemption, except the unredeemed part thereof if the Security is redeemed in part, or transfer or exchange any Securities for a period of 15 days before a selection of Securities to be redeemed. Any exchange or transfer shall be without charge, except that the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto except in the case of exchanges pursuant to 2.09, 3.06, or 9.05 not involving any transfer.

            Any Holder of a global Security shall, by acceptance of such global Security, agree that transfers of beneficial interests in such global Security may be effected only through a book entry system maintained by the Holder of such global Security (or its agent), and that ownership of a beneficial interest in the Security shall be required to be reflected in a book entry.

            SECTION 2.07. Replacement Securities.

            If the Holder of a Security claims that the Security has been lost, destroyed, mutilated or wrongfully taken, the Company shall issue and, upon written request of any Officer of the Company, the Trustee shall authenticate a replacement Security; provided, however, in the case of a lost, destroyed or wrongfully taken Security, that the requirements of Section 8-405 of the New York Uniform Commercial Code are met. If any such lost, destroyed, mutilated or wrongfully taken Security shall have matured or shall be about to mature, the Company may, instead of issuing a substitute Security therefor, pay such Security without requiring (except in the case of a mutilated Security) the surrender thereof. An indemnity bond must be sufficient in the judgment of the Company and the Trustee to protect the Company, the Trustee or any Agent from any loss which any of them may suffer if a Security is replaced, including the acquisition of such Security by a bona fide purchaser. The Company or the Trustee may charge the Holder for expenses in replacing a Security.

            SECTION 2.08. Outstanding Securities.

            Securities outstanding at any time are all Securities authenticated by the Trustee except for those canceled by it and those described in this Section. A Security does not cease to be outstanding because the Company or one of its Affiliates holds the Security.

            If a Security is replaced pursuant to Section 2.07, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

            If, on a redemption date or maturity date, the Paying Agent holds money sufficient to pay Securities payable on that date, then on and after that date such Securities cease to be outstanding and interest on them ceases to accrue.

            Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

            SECTION 2.09. Temporary Securities.

            Until definitive Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and, upon surrender for cancellation of the temporary Security, the Company shall execute and the Trustee shall authenticate definitive Securities in exchange for temporary Securities. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities authenticated and delivered hereunder.

            SECTION 2.10. Cancellation.

            The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange, redemption or payment. The Trustee and no one else shall cancel and destroy, or retain in accordance with its standard retention policy, all Securities surrendered for registration or transfer, exchange, redemption, paying or cancellation. Unless the Authorizing Resolution so provides, the Company may not issue new Securities to replace Securities that it has previously paid or delivered to the Trustee for cancellation.

            SECTION 2.11. Defaulted Interest.

            If the Company defaults in a payment of interest on the Securities, it shall pay the defaulted interest plus any interest payable on the defaulted interest to the persons who are Securityholders on a subsequent special record date. The Company shall fix such special record date and a payment date which shall be reasonably satisfactory to the Trustee. At least 15 days before such special record date, the Company shall mail to each Securityholder a notice that states the record date, the payment date and the amount of defaulted interest to be paid. On or before the date such notice is mailed, the Company shall deposit with the Paying Agent money sufficient to pay the amount of defaulted interest to be so paid. The Company may pay defaulted interest in any other lawful manner if, after notice given by the Company to the Trustee of the proposed payment, such manner of payment shall be deemed practicable by the Trustee.

            SECTION 2.12. Treasury Securities.

            In determining whether the Holders of the required principal amount of Securities of a Series have concurred in any direction, waiver, consent or notice, Securities owned by the Company or any of its Subsidiaries shall be considered as though they are not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which the Trustee actually knows are so owned shall be so considered.

            SECTION 2.13. CUSIP Numbers.

            The Company in issuing the Securities of any Series may use a "CUSIP" number, and if so, the Trustee shall use the CUSIP number in notices of redemption or exchange as a convenience to Holders of such Securities; provided that no representation is hereby deemed to be made by the Trustee as to the correctness or accuracy of any such CUSIP number printed in the notice or on such Securities, and that reliance may be placed only on the other identification numbers printed on such Securities. The Company shall promptly notify the Trustee of any change in any CUSIP number.

            SECTION 2.14. Deposit of Moneys.

            Prior to 11:00 a.m. New York City time on each interest payment date and maturity date with respect to each Series of Securities, the Company shall have deposited with the Paying Agent in immediately available funds money sufficient to make cash payments due on such interest payment date or maturity date, as the case may be, in a timely manner which permits the Paying Agent to remit payment to the Holders on such interest payment date or maturity date, as the case may be.

            SECTION 2.15. Book-Entry Provisions for Global Security.

            (a) Any global Security of a Series initially shall (i) be registered in the name of the depository who shall be identified in the Authorizing Resolution or supplemental indenture relating to such Securities (the "Depository") or the nominee of such Depository, (ii) be delivered to the Trustee as custodian for such Depository and (iii) bear any required legends.

            Members of, or participants in, the Depository ("Agent Members") shall have no rights under this Indenture with respect to any global Security held on their behalf by the Depository, or the Trustee as its custodian, or under the global Security, and the Depository may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of the global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Security.

            (b) Transfers of any global Security shall be limited to transfers in whole, but not in part, to the Depository, its successors or their respective nominees. Interests of beneficial owners in the global Security may be transferred or exchanged for definitive Securities in accordance with the rules and procedures of the Depository. In addition, definitive Securities shall be transferred to all beneficial owners in exchange for their beneficial interests in a global Security if (i) the Depository notifies the Company that it is unwilling or unable to continue as Depository for the global Security and a successor depository is not appointed by the Company within 90 days of such notice or (ii) an Event of Default has occurred and is continuing and the Registrar has received a request from the Depository to issue definitive Securities.

            (c) In connection with any transfer or exchange of a portion of the beneficial interest in any global Security to beneficial owners pursuant to paragraph (b), the Registrar shall (if one or more definitive Securities are to be issued) reflect on its books and records the date and a decrease in the principal amount of the global Security in an amount equal to the principal amount of the beneficial interest in the global Security to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more definitive Securities of like tenor and amount.

            (d) In connection with the transfer of an entire global Security to beneficial owners pursuant to paragraph (b), the global Security shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depository in exchange for its beneficial interest in the global Security, an equal aggregate principal amount of definitive Securities of authorized denominations.

            (e) The Holder of any global Security may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities of such Series.

                                  ARTICLE THREE

                                   REDEMPTION

            SECTION 3.01. Notices to Trustee.

            Securities of a Series that are redeemable prior to maturity shall be redeemable in accordance with their terms and, unless the Authorizing Resolution or supplemental indenture provides otherwise, in accordance with this Article.

            If the Company wants to redeem Securities pursuant to Paragraph 5 of the Securities, it shall notify the Trustee in writing of the redemption date and the principal amount of Securities to be redeemed. Any such notice may be canceled at any time prior to notice of such redemption being mailed to Holders. Any such canceled notice shall be void and of no effect.

            If the Company wants to credit any Securities previously redeemed, retired or acquired against any redemption pursuant to Paragraph 6 of the Securities, it shall notify the Trustee of the amount of the credit and it shall deliver any Securities not previously delivered to the Trustee for cancellation with such notice.

            The Company shall give each notice provided for in this Section 3.01 at least 30 days before the notice of any such redemption is to be mailed to Holders (unless a shorter notice shall be satisfactory to the Trustee).

            SECTION 3.02. Selection of Securities to be Redeemed.

            If fewer than all of the Securities of a Series are to be redeemed, the Trustee shall select the Securities to be redeemed by a method the Trustee considers fair and appropriate. The Trustee shall make the selection from Securities outstanding not previously called for redemption and shall promptly notify the Company of the serial numbers or other identifying attributes of the Securities so selected. The Trustee may select for redemption portions of the principal of Securities that have denominations larger than the minimum denomination for the Series. Securities and portions of them it selects shall be in amounts equal to the minimum denomination for the Series or an integral multiple thereof. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption.

            SECTION 3.03. Notice of Redemption.

            At least 30 days but not more than 60 days before a redemption date, the Company shall mail a notice of redemption by first-class mail, postage prepaid, to each Holder of Securities to be redeemed.

            The notice shall identify the Securities to be redeemed and shall state:

            (1) the redemption date;

            (2) the redemption price;

            (3) the name and address of the Paying Agent;

            (4) that Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price;

            (5) that interest on Securities called for redemption ceases to accrue on and after the redemption date; and

            (6) that the Securities are being redeemed pursuant to the mandatory redemption or the optional redemption provisions, as applicable.

            At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at its expense; provided, however, that the Company shall deliver to the Trustee at least 15 days prior to the date on which notice of redemption is to be mailed or such shorter period as may be satisfactory to the Trustee, an Officers' Certificate requesting that the

Trustee give such notice and setting forth the information to be stated in such notice as provided in the preceding paragraph.

            SECTION 3.04. Effect of Notice of Redemption.

            Once notice of redemption is mailed, Securities called for redemption become due and payable on the redemption date and at the redemption price as set forth in the notice of redemption. Upon surrender to the Paying Agent, such Securities shall be paid at the redemption price, plus accrued interest to the redemption date.

            SECTION 3.05. Deposit of Redemption Price.

            On or before the redemption date, the Company shall deposit with the Paying Agent immediately available funds sufficient to pay the redemption price of and accrued interest on all Securities to be redeemed on that date.

            SECTION 3.06. Securities Redeemed in Part.

            Upon surrender of a Security that is redeemed in part, the Company shall execute and the Trustee shall authenticate for each Holder a new Security equal in principal amount to the unredeemed portion of the Security surrendered.

                                  ARTICLE FOUR

                                    COVENANTS

            SECTION 4.01. Payment of Securities.

            The Company shall pay the principal of and interest on a Series on the dates and in the manner provided in the Securities of the Series. An installment of principal or interest shall be considered paid on the date it is due, if on that date the Paying Agent holds money designated for and sufficient to pay the installment; provided, however, that money held by the Paying Agent for the benefit of holders of Senior Indebtedness pursuant to the provisions of
Article 11 hereof shall not be considered paid within the meaning of this
Section 4.01.

            The Company shall pay interest on overdue principal at the rate borne by the Series; it shall pay interest on overdue installments of interest at the same rate.

            SECTION 4.02. Maintenance of Office or Agency.

            The Company shall maintain the office or agency required under
Section 2.03. The Company shall give prior written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee.

            SECTION 4.03. Compliance Certificate.

            The Company shall deliver to the Trustee within 120 days after the end of its fiscal year an Officers' Certificate complying with Section 314(a)(4) of the TIA and stating that a review of its activities and the activities of its Subsidiaries during the preceding fiscal year has been made under the supervision of the signing persons with a view to determining whether the Company has kept, observed, performed and fulfilled its obligations under this Indenture and further stating, as to each such person signing such certificate, whether or not the signer knows of any failure by the Company or any Subsidiary of the Company to comply with any conditions or covenants in this Indenture and, if such signer does know of such a failure to comply, the certificate shall describe such failure with particularity. The Officers' Certificate shall also notify the Trustee should the relevant fiscal year end on any date other than the current fiscal year end date.

            SECTION 4.04. Payment of Taxes; Maintenance of Corporate Existence;
                          Maintenance of Properties.

            The Company will:

            (a) cause to be paid and discharged all lawful taxes, assessments and governmental charges or levies imposed upon the Company or upon the income or profits of the Company or upon property or any part thereof belonging to the Company before the same shall be in default, as well as all lawful claims for labor, materials and supplies which, if unpaid, might become a lien or charge upon such property or any part thereof; provided, however, that the Company shall not be required to cause to be paid or discharged any such tax, assessment, charge, levy or claim so long as the validity or amount thereof shall be contested in good faith by appropriate proceedings and the nonpayment thereof does not, in the judgment of the Company, materially adversely affect the ability of the Company to pay all obligations under this Indenture when due; and provided, further, that the Company shall not be required to cause to be paid or discharged any such tax, assessment, charge, levy or claim if, in the judgment of the Company, such payment shall not be advantageous to the Company in the conduct of its business and if the failure so to pay or discharge does not, in its judgment, materially adversely affect the ability of the Company to pay all obligations under this Indenture when due;

            (b) cause to be done all things necessary to preserve and keep in full force and effect the corporate existence of the Company; provided, however, that nothing in this subsection (b) shall prevent a consolidation or merger of the Company not prohibited by the provisions of Article Five or any other provision or the Authorizing Resolution or supplemental indenture pertaining to a Series; and

            (c) at all times keep, maintain and preserve the property of the Company in good repair, working order and condition (reasonable wear and tear excepted) and from time to time make all needful and proper repairs, renewals, replacements, betterments and improvements thereto, so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this subsection (c) shall prevent the Company from discontinuing the operation and maintenance of any such properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business and not disadvantageous in any material respect to the ability of the Company to pay all obligations under this Indenture when due.

                                  ARTICLE FIVE

                              SUCCESSOR CORPORATION

            SECTION 5.01. When Company May Merge, etc.

            The Company shall not consolidate with or merge with or into, any other corporation, or transfer all or substantially all of its assets to, any entity unless permitted by law and unless (1) the resulting, surviving or transferee entity, which shall be a corporation organized and existing under the laws of the United States or a State thereof, assumes by supplemental indenture, in a form reasonably satisfactory to the Trustee, all of the obligations of the Company under the Securities and this Indenture and (2) immediately after giving effect to, and as a result of, such transaction, no Default or Event of Default shall have occurred and be continuing. Thereafter such successor corporation or corporations shall succeed to and be substituted for the Company with the same effect as if it had been named herein as the "Company" and all such obligations of the predecessor corporation shall terminate.

            The Company shall deliver to the Trustee prior to the consummation of the proposed transaction an Officers' Certificate to the foregoing effect and an Opinion of Counsel stating that the proposed transaction and such supplemental indenture comply with this Indenture.

            To the extent that an Authorizing Resolution or supplemental indenture pertaining to any Series provides for different provisions relating to the subject matter of this Article Five, the provisions in such Authorizing Resolution or supplemental indenture shall govern for purposes of such Series.

                                   ARTICLE SIX

                              DEFAULTS AND REMEDIES

            SECTION 6.01. Events of Default.

            An "Event of Default" on a Series occurs if, voluntarily or involuntarily, whether by operation of law or otherwise, any one of the following events occurs:

            (1) default in the payment of interest on any Security of such Series when the same becomes due and payable and the continuance of any such failure for a period of 30 days;

            (2) default in the payment of all or any part of the principal or premium, if any, of any Security of such Series when and as the same becomes due and payable at maturity, at redemption, by declaration of acceleration or otherwise;

            (3) default in the observance or performance of, or breach of, any covenant or agreement or warranty of the Company contained in its agreements or covenants in, or provisions of the Securities of such Series, or this Indenture (unless specifically dealt with elsewhere), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee, or to the Company and the Trustee by Holders of at least 25% in aggregate principal amount of the outstanding Securities, a written notice specifying such default or breach, requiring it to be remedies and stating that such notice is a "Notice of Default" hereunder;

            (4) a decree, judgment or order by a court of competent jurisdiction shall have been entered adjudging the Company or any of its Significant Subsidiaries as bankrupt or insolvent, or approving as properly filed a petition in an involuntary case or proceeding seeking reorganization of the Company or any of its Significant Subsidiaries under any bankruptcy or similar law, or a decree, judgment or order of a court of competent jurisdiction directing the appointment of a receiver, liquidator, trustee, or assignee in bankruptcy or insolvency of the Company, any of its Significant Subsidiaries, or of the assets or property of any such Person, or the winding up or liquidation of the affairs of any such Person, shall have been entered, and the continuance of any such decree, judgment or order unstayed and in effect for a period of 90 consecutive days;

            (5) the Company or any of its Significant Subsidiaries shall institute proceedings to be adjudicated a voluntary bankrupt (including conversion of an involuntary proceeding into a voluntary proceeding), or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent to the filing of any such petition, or shall consent to the appointment of a Custodian, receiver, liquidator, trustee, or assignee in bankruptcy or insolvency of it or any of its assets or property, or shall make a general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall, within the meaning of any Bankruptcy Law, become insolvent, or fail generally to pay its debts as they become due;

            (6) (i) the acceleration of any Indebtedness (other than Non-Recourse Indebtedness) of the Company or any of its Significant Subsidiaries (in accordance with the terms of such Indebtedness and after giving effect to any applicable grace period set forth in the documents governing such Indebtedness) that has an outstanding principal amount of $25,000,000 or more individually or $40,000,000 or more in the aggregate to be immediately due and payable; provided that, in the event any such acceleration is withdrawn or otherwise rescinded (including satisfaction of such Indebtedness) within a period of ten business days after such acceleration by the holders of such Indebtedness, any Event of Default under this clause (6) will be deemed to be cured and any acceleration hereunder will be deemed withdrawn or rescinded; or (ii) the failure by the Company or any of its Significant Subsidiaries to make any principal, premium, interest or other required payment in respect of Indebtedness (other than Non-Recourse

      Indebtedness) of the Company or any of its Significant Subsidiaries with an outstanding aggregate principal amount of $25,000,000 or more individually or $40,000,000 or more in the aggregate (after giving effect to any applicable grace period set forth in the documents governing such Indebtedness); and

            (7) one or more final nonappealable judgments (in the amount not covered by insurance or not reserved for) or the issuance of any warrant of attachment against any portion of the property or assets (except with respect to Non-Recourse Indebtedness) of the Company or any of its Significant Subsidiaries, which are $25,000,000 or more individually or $40,000,000 or more in the aggregate, at any one time rendered against the Company or any of its Significant Subsidiaries by a court of competent jurisdiction and not bonded, satisfied or discharged for a period (during which execution shall not be effectively stayed) of (i) 60 days after the judgment becomes final and such court shall not have ordered or approved, and the parties shall not have agreed upon, the payment of such judgment at a later date or dates or (ii) 60 days after all or any part of such judgment is payable pursuant to any court order or agreement between the parties.

            The term "Custodian" means any receiver, trustee, assignee, liquidator, custodian or similar official under any Bankruptcy Law.

            SECTION 6.02. Acceleration.

            If an Event of Default (other than an Event of Default with respect to the Company resulting from subclauses (4) or (5) above), shall have occurred and be continuing under the Indenture, the Trustee by notice to the Company, or the Holders of at least 25 percent in principal amount of the Securities of the applicable Series then outstanding by notice to the Company and the Trustee, may declare all Securities of such Series to be due and payable immediately. Upon such declaration of acceleration, the amounts due and payable on the Securities of such Series will be due and payable immediately. If an Event of Default with respect to the Company specified in subclauses (4) or (5) above occurs, all amounts due and payable on the Securities of such Series will ipso facto become and be immediately due and payable without any declaration, notice or other act on the part of the Trustee and the Company or any Holder. The Holders of a majority in principal amount of the Securities of such Series then outstanding by written notice to the Trustee and the Company may waive any Default or Event of Default (other than any Default or Event of Default in payment of principal or interest) with respect to such Series of Securities under the Indenture. Holders of a majority in principal amount of the then outstanding Securities of such Series may rescind an acceleration with respect to such Series and its consequence (except an acceleration due to nonpayment of principal or interest on the Securities of such Series) if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived.

            No such rescission shall extend to or shall affect any subsequent Event of Default, or shall impair any right or power consequent thereon.

            SECTION 6.03. Other Remedies.

            If an Event of Default on a Series occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of or interest on the Series or to enforce the performance of any provision in the Securities or this Indenture applicable to the Series.

            The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

            SECTION 6.04. Waiver of Existing Defaults.

            Subject to Section 9.02, the Holders of a majority in principal amount of the outstanding Securities of a Series on behalf of all the Holders of the Series by notice to the Trustee may waive an existing Default on such Series and its consequences. When a Default is waived, it is cured and stops continuing, and any Event of Default arising therefrom shall be deemed to have been cured; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

            SECTION 6.05. Control by Majority.

            The Holders of a majority in principal amount of the outstanding Securities of a Series may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it with respect to such Series. The Trustee, however, may refuse to follow any direction (i) that conflicts with law or this Indenture,
(ii) that, subject to Section 7.01, the Trustee determines is unduly prejudicial to the rights of other Securityholders, or (iii) that would involve the Trustee in personal liability.

            SECTION 6.06. Limitation on Suits.

            A Securityholder of a Series may not pursue any remedy with respect to this Indenture or the Series unless:

            (1) the Holder gives to the Trustee written notice of a continuing Event of Default on the Series;

            (2) the Holders of at least 25% in aggregate principal amount of the outstanding Securities of the Series make a written request to the Trustee to pursue the remedy;

            (3) such Holder or Holders offer to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

            (4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity; and

            (5) no written request inconsistent with such written request shall have been given to the Trustee pursuant to this Section 6.06.

            A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over another Securityholder.

            SECTION 6.07. Rights of Holders to Receive Payment.

            Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of principal of and interest on the Security, on or after the respective due dates expressed in the Security, or to bring suit for the enforcement of any such payment on or after such respective dates, is absolute and unconditional and shall not be impaired or affected without the consent of the Holder.

            SECTION 6.08. Collection Suit by Trustee.

            If an Event of Default in payment of interest or principal specified in Section 6.01(1) or (2) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount of principal and interest remaining unpaid.

            SECTION 6.09. Trustee May File Proofs of Claim.

            The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements, and advances of the Trustee, its agents and counsel) and the Securityholders allowed in any judicial proceedings relative to the Company, its creditors or its property, and unless prohibited by applicable law or regulation, may vote on behalf of the Holders in any election of a Custodian, and shall be entitled and empowered to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same and any Custodian in any such judicial proceeding is hereby authorized by each Securityholder to make such payments to the Trustee. Nothing herein shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder or to authorize the Trustee to vote in respect of the claim of any Securityholder except as aforesaid for the election of the Custodian.

            SECTION 6.10. Priorities.

            If the Trustee collects any money pursuant to this Article, it shall pay out the money in the following order:

      First:  to the Trustee for amounts due under Section 7.07;

      Second: to holders of Senior Indebtedness to the extent required by
              Article 11;

      Third: to Securityholders for amounts due and unpaid on the Securities for principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal and interest, respectively; and

      Fourth: to the Company as its interests may appear.

            The Trustee may fix a record date and payment date for any payment to Securityholders pursuant to this Section 6.10.

            SECTION 6.11. Undertaking for Costs.

            In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having the due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.07 or a suit by Holders of more than 10% in principal amount of the Series.

                                  ARTICLE SEVEN

                                     TRUSTEE

            SECTION 7.01. Duties of Trustee.

            (a) If an Event of Default has occurred and is continuing, the Trustee shall, prior to the receipt of directions from the Holders of a majority in principal amount of the Securities, exercise its rights and powers and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

            (b) Except during the continuance of an Event of Default:

            (1) The Trustee need perform only those duties that are specifically set forth in this Indenture and no others and no implied covenants or obligations shall be read into this Indenture against the Trustee.

            (2) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of his Indenture. The Trustee, however, shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture but need not confirm or investigate the accuracy of mathematical calculations or other facts or matters stated herein.

            (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

            (1) This paragraph does not limit the effect of paragraph (b) of this Section.

            (2) The Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

            (3) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05 or any other direction of the Holders permitted hereunder.

            (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section.

            (e) The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense.

            (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

            (g) None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there shall be reasonable grounds for believing that the repayment of such funds or adequate indemnity against such liability is not reasonably assured to it.

            SECTION 7.02. Rights of Trustee.

            Subject to Section 7.01:

                  (a) The Trustee may rely and shall be protected in acting or refraining from acting on any document, resolution, certificate, instrument, report, or direction believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document, resolution, certificate, instrument, report, or direction.

                  (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel or both, which shall conform to Sections 10.04 and 10.05 hereof and containing such other statements as the Trustee reasonably deems necessary to perform its duties hereunder. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officers' Certificate, Opinion of Counsel or any other direction of the Company permitted hereunder.

                  (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

                  (d) The Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

                  (e) The Trustee may consult with counsel, and the written advice of such counsel or any Opinion of Counsel as to matters of law shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

                  (f) Unless otherwise specifically provided in the Indenture, any demand, request, direction or notice from the Company shall be sufficient if signed by an Officer of the Company.

                  (g) For all purposes under this Indenture, the Trustee shall not be deemed to have notice or knowledge of any Event of Default (other than under Section 6.01(1) or 6.01(2)) unless a Trust Officer assigned to and working in the Trustee's corporate trust office has actual knowledge thereof or unless written notice of any Event of Default is received by the Trustee at its address specified in Section 10.02 hereof and such notice references the Securities generally, the Company or this Indenture.

            SECTION 7.03. Individual Rights of Trustee.

            The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. The Trustee, however, must comply with Sections 7.10 and 7.11.

            SECTION 7.04. Trustee's Disclaimer.

            The Trustee makes no representation as to the validity or adequacy of this Indenture, the Securities or of any prospectus used to sell the Securities; it shall not be accountable for the Company's use of the proceeds from the Securities; it shall not be accountable for any money paid to the Company, or upon the Company's direction, if made under and in accordance with any provision of this Indenture; it shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee; and it shall not be responsible for any statement of the Company in this Indenture or in the Securities other than its certificate of authentication.

            SECTION 7.05. Notice of Defaults.

            If a Default on a Series occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to each Securityholder of the Series notice of the Default (which shall specify any uncured Default known to it) within 90 days after it occurs. Except in the case of a default in payment of principal of or interest on a Series, the Trustee may withhold the notice if and so long as the board of directors of the Trustee, the executive or any trust committee of such directors and/or responsible officers of the Trustee in good faith determine(s) that withholding the notice is in the interests of Holders of the Series.

            SECTION 7.06. Reports by Trustee to Holders.

            Within 60 days after each May 15 beginning with the May 15 following the date of this Indenture, the Trustee shall mail to each Securityholder a brief report dated as of such May 15 that complies with TIA Sections 313(a) (but if no event described in TIA Sections 313(2) has occurred within the twelve months preceding the reporting date no report need be transmitted). The Trustee also shall comply with TIA Sections 313(b).

            A copy of each report at the time of its mailing to Securityholders shall be delivered to the Company and filed by the Trustee with the SEC and each national securities exchange on which the Securities are listed. The Company agrees to notify the Trustee of each national securities exchange on which the Securities are listed.

            SECTION 7.07. Compensation and Indemnity.

            The Company shall pay to the Trustee or predecessor trustee from time to time reasonable compensation for their respective services subject to any written agreement between the Trustee and the Company. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred by it. Such expenses shall include the reasonable compensation and expenses of the Trustee's agents and counsel. The Company shall indemnify the Trustee and each predecessor trustee, its officers, directors, employees and agents and hold it harmless against any loss, liability or expense incurred or made by or on behalf of it in connection with the administration of this Indenture or the trust hereunder and its duties hereunder including the costs and expenses of defending itself against or investigating any claim in the premises. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through the Trustee's, or its officers', directors', employees' or agents' negligence or bad faith.

            To ensure the Company's payment obligations in this Section, the Trustee shall have a claim prior to the Securities on all money or property held or collected by the Trustee, except that held in trust to pay principal of or interest on particular Securities.

            When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 6.01 or in connection with Article 6 hereof, the expenses (including the reasonable fees and expenses of its counsel) and the compensation for services in connection therewith are to constitute expenses of administration under any bankruptcy law.

            SECTION 7.08. Replacement of Trustee.

            The Trustee may resign by so notifying the Company. The Holders of a majority in principal amount of the outstanding Securities may remove the Trustee by so notifying the removed Trustee in writing and may appoint a successor trustee with the Company's consent. Such resignation or removal shall not take effect until the appointment by the Securityholders or the Company as hereinafter provided of a successor trustee and the acceptance of such appointment by such successor trustee. The Company may remove the Trustee and any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee for any or no reason, including if:

            (1) the Trustee fails to comply with Section 7.10 after written request by the Company or any bona fide Securityholder who has been a Securityholder for at least six months;

            (2) the Trustee is adjudged a bankrupt or an insolvent;

            (3) a receiver or other public officer takes charge of the Trustee or its property; or

            (4) the Trustee becomes incapable of acting.

            If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor trustee. If a successor trustee does not take office within 45 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or any Holder may petition any court of competent jurisdiction for the appointment of a successor trustee.

            A successor trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately after that, the retiring Trustee shall transfer all property held by it as Trustee to the successor trustee, the resignation or removal of the retiring Trustee shall become effective, and the successor trustee shall have all the rights, powers and duties of the Trustee under this Indenture. A successor trustee shall mail notice of its succession to each Securityholder.

            SECTION 7.09. Successor Trustee by Merger, etc.

            If the Trustee consolidates with, merges with or into or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor trustee.

            SECTION 7.10. Eligibility; Disqualification.

            This Indenture shall always have a Trustee who satisfies the requirements of TIA Sections 310(a)(1). The Trustee shall have a combined capital and surplus of at least $10,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA Sections 310(b).

            SECTION 7.11. Preferential Collection of Claims Against Company.

            The Trustee shall comply with TIA Sections 311(a), excluding any creditor relationship listed in TIA Sections 311(b). A Trustee who has resigned or been removed shall be subject to TIA Sections 311(a) to the extent indicated therein.

                                 ARTICLE EIGHT

                             DISCHARGE OF INDENTURE

            SECTION 8.01. Defeasance Upon Deposit of Moneys
                          or U.S. Government Obligations.

            (a) The Company may, at its option and at any time, elect to have either paragraph (b) or paragraph (c) below be applied to the outstanding Securities of any Series upon compliance with the applicable conditions set forth in paragraph (d).

            (b) Upon the Company's exercise under paragraph (a) of the option applicable to this paragraph (b), the Company shall be deemed to have been released and discharged from its respective obligations with respect to the outstanding Securities of a Series on the date the applicable conditions set forth below are satisfied (hereinafter, "Legal Defeasance"). For this purpose, such Legal Defeasance means that the Company shall be deemed to have paid and discharged the entire Indebtedness represented by the outstanding Securities of a Series, which shall thereafter be deemed to be "outstanding" only for the purposes of the Sections and matters under this Indenture referred to in (i) and
(ii) below, and to have satisfied all its other obligations under such Securities and this Indenture insofar as such Securities are concerned, except for the following which shall survive until otherwise terminated or discharged hereunder: (i) the rights of Holders of outstanding Securities of a Series to receive solely from the trust fund described in paragraph (d) below and as more fully set forth in such paragraph, payments in respect of the principal of and interest on such Securities when such payments are due and (ii) obligations listed in Section 8.02, subject to compliance with this Section 8.01. The Company may exercise its option under this paragraph (b) notwithstanding the prior exercise of its option under paragraph (c) below with respect to such Securities.

            (c) Upon the Company's exercise under paragraph (a) of the option applicable to this paragraph (c), the Company shall be released and discharged from the obligations under any covenant contained in Article Four and any other covenant contained in the Authorizing Resolution or supplemental indenture relating to such Series to the extent provided for therein, on and after the date the conditions set forth below are satisfied (hereinafter, "Covenant Defeasance"), and the Securities of such Series shall thereafter be deemed to be not "outstanding" for the purpose of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "outstanding" for all other purposes hereunder. For this purpose, such Covenant Defeasance means that, with respect to the outstanding Securities of a Series, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 6.01(3), but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby.

            (d) The following shall be the conditions to application of either paragraph (b) or paragraph (c) above to the outstanding Securities of the applicable Series:

            (1) The Company shall have irrevocably deposited in trust with the Trustee, pursuant to an irrevocable trust and security agreement in form and substance reasonably satisfactory to the Trustee, money in U.S. dollars or U.S. government obligations or a combination thereof in such amounts and at such times as are sufficient, in the opinion of a nationally recognized firm of independent public accountants, to pay the principal of and interest on the outstanding Securities of such Series to maturity or redemption; provided, however, that the Trustee (or other qualifying trustee) shall have received an irrevocable written order from the Company instructing the Trustee (or other qualifying trustee) to apply such money or the proceeds of such U.S. government obligations to said payments with respect to the Securities of such Series to maturity or redemption;

            (2) No Default or Event of Default shall have occurred and be continuing on the date of such deposit;

            (3) Such deposit will not result in a Default under this Indenture or a breach or violation of, or constitute a default under, any other material instrument or agreement to which the Company or any of its Subsidiaries is a party or by which it or any of their property is bound;

            (4) (i) In the event the Company elects paragraph (b) hereof, the Company shall deliver to the Trustee an Opinion of Counsel in the United States, in form and substance reasonably satisfactory to the Trustee, to the effect that (A) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (B) since the Issue Date pertaining to such Series, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall state that, or (ii) in the event the Company elects paragraph (c) hereof, the Company shall deliver to the Trustee an Opinion of Counsel in the United States, in form and substance reasonably satisfactory to the Trustee, to the effect that, in the case of clauses (i) and (ii), Holders of the Securities of such Series will not recognize income, gain or loss for United States federal income tax purposes as a result of such deposit and the defeasance contemplated hereby and will be subject to federal income tax in the same amounts and in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred;

            (5) The Company shall have delivered to the Trustee an Officers' Certificate, stating that the deposit under clause (1) was not made by the Company with the intent of preferring the Holders of the Securities of such Series over any other creditors of the Company or with the intent of defeating, hindering, delaying or defrauding any other creditors of the Company or others;

            (6) The Company shall have delivered to the Trustee an Opinion of Counsel, reasonably satisfactory to the Trustee, to the effect that, (A) the trust funds will not be subject to the rights of Holders of Indebtedness of the Company other than the Securities of such Series and
      (B) assuming no intervening bankruptcy of the Company between the date of deposit and the 91st day following the deposit and that no Holder of Securities of such Series is an insider of the Company, after the 91st day following the deposit, the trust funds will not be subject to any applicable bankruptcy, insolvency, reorganization or similar law affecting creditors' rights generally; and

            (7) The Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent specified herein relating to the defeasance contemplated by this
      Section 8.01 have been complied with.

            In the event all or any portion of the Securities of a Series are to be redeemed through such irrevocable trust, the Company must make arrangements satisfactory to the Trustee, at the time of such deposit, for the giving of the notice of such redemption or redemptions by the Trustee in the name and at the expense of the Company.

            (e) In addition to the Company's rights above under this Section 8.01, the Company may terminate all of its obligations under this Indenture with respect to a Series when:

            (1) All Securities of such Series theretofore authenticated and delivered (other than Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.07 and Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust) have been delivered to the Trustee for cancellation or all such Securities not theretofore delivered to the Trustee for cancellation have become due and payable and the Company has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust solely for that purpose an amount of money sufficient to pay and discharge the entire Indebtedness on the Securities not theretofore delivered to the Trustee for cancellation, for principal of and interest;

            (2) The Company has paid or caused to be paid all other sums payable hereunder by the Company;

            (3) The Company has delivered irrevocable instructions to the Trustee to apply the deposited money toward the payment of the Securities at maturity or redemption, as the case may be; and

            (4) The Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, stating that all conditions precedent specified herein relating to the satisfaction and discharge of this Indenture have been complied with.

            SECTION 8.02. Survival of the Company's Obligations.

            Notwithstanding the satisfaction and discharge of the Indenture under Section 8.01, the Company's obligations in paragraph 9 of the Securities and Sections 2.03 through 2.07, 4.01, 7.07, 7.08, 8.04 and 8.05, however, shall survive until the Securities of an applicable Series are no longer outstanding. Thereafter, the Company's obligations in paragraph 9 of the Securities of such Series and Sections 7.07, 8.04 and 8.05 shall survive (as they relate to such Series).

            SECTION 8.03. Application of Trust Money.

            The Trustee shall hold in trust money or U.S. government obligations deposited with it pursuant to Section 8.01. It shall apply the deposited money and the money from U.S. government obligations in accordance with this Indenture to the payment of principal of and interest on the Securities of the defeased Series.

            SECTION 8.04. Repayment to the Company.

            The Trustee and the Paying Agent shall promptly pay to the Company upon request any excess money or securities held by them at any time. The Trustee and the Paying Agent shall pay to the Company upon request any money held by them for the payment of principal or interest that remains unclaimed for two years; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once in a newspaper of general circulation in the City of New York or mail to each such Holder notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication or mailing, any unclaimed balance of such money then remaining will be repaid to the Company. After payment to the Company, Securityholders entitled to the money must look to the Company for payment as general creditors unless applicable abandoned property law designates another person and all liability of the Trustee or such Paying Agent with respect to such money shall cease.

            SECTION 8.05. Reinstatement.

            If the Trustee is unable to apply any money or U.S. government obligations in accordance with Section 8.01 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities relating to the Series shall be revived and reinstated as though no deposit had occurred pursuant to Section
8.01 until such time as the Trustee is permitted to apply all such money or U.S. government obligations in accordance with Section 8.01; provided, however, that
(a) if the Company has made any payment of interest on or principal of any Securities of the Series because of the reinstatement of their obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or U.S. government obligations held by the Trustee and (b) unless otherwise required by any legal proceeding or any order or judgment of any court or governmental authority, the Trustee shall return all such money or U.S. government obligations to the Company promptly after receiving a written request therefor at any time, if such reinstatement of the Company's obligations has occurred and continues to be in effect.

                                  ARTICLE NINE

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

            SECTION 9.01. Without Consent of Holders.

            The Company and the Trustee may amend or supplement this Indenture or the Securities of a Series without notice to or consent of any Securityholder of such Series:

            (1) to cure any ambiguity, omission, defect or inconsistency;

            (2) to comply with Article Five;

            (3) to provide that specific provisions of this Indenture shall not apply to a Series not previously issued;

            (4) to create a Series and establish its terms;

            (5) to provide for uncertificated Securities in addition to or in place of certificated Securities; and

            (6) to make any other change that does not adversely affect the rights of Securityholders.

            After an amendment under this Section 9.01 becomes effective, the Company shall mail notice of such amendment to the Securityholders.

            SECTION 9.02. With Consent of Holders.

            The Company and the Trustee may amend or supplement this Indenture or the Securities of a Series without notice to any Securityholder of such Series but with the written consent of the Holders of at least a majority in principal amount of the outstanding Securities of each such Series affected by the amendment. Each such Series shall vote as a separate class. The Holders of a majority in principal amount of the outstanding Securities of any Series may waive compliance by the Company with any provision of the Securities of such Series or of this Indenture relating to such Series without notice to any Securityholder. Without the consent of each Securityholder of a Series affected, however, an amendment, supplement or waiver, including a waiver pursuant to
Section 6.04, may not:

            (1) reduce the amount of Securities of such Series whose Holders must consent to an amendment, supplement or waiver;

            (2) reduce the rate of or change the time for payment of interest, including defaulted interest, on any Security;

            (3) reduce the principal of or change the fixed maturity of any Security or alter the provisions (including related definitions) with respect to redemption of Securities pursuant to Article Three hereof or with respect to any obligations on the part of the Company to offer to purchase or to redeem Securities of a Series pursuant to the Authorizing Resolution or supplemental indenture pertaining to such Series;

            (4) modify the ranking or priority of the Securities of any Series;

            (5) make any change in Sections 6.04, 6.07 or this Section 9.02;

            (6) waive a continuing Default or Event of Default in the payment of the principal of or interest on any Security; or

            (7) make any Security payable at a place or in money other than that stated in the Security, or impair the right of any Securityholder to bring suit as permitted by Section 6.07.

            An amendment of a provision included solely for the benefit of one or more Series does not affect the interests of Securityholders of any other Series.

            It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed supplement, but it shall be sufficient if such consent approves the substance thereof.

            After the issuance of any Securities, an amendment under this Section or under Section 9.01 may not make any change that adversely affects in any material respect the rights under Article 11 of the holders of Senior Indebtedness, unless such holders of Senior Indebtedness consent to the change.

            SECTION 9.03. Compliance with Trust Indenture Act.

            Every amendment to or supplement of this Indenture or the Securities shall comply with the TIA as then in effect.

            SECTION 9.04. Revocation and Effect of Consents.

            A consent to an amendment, supplement or waiver by a Holder shall bind the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. Subject to the following paragraph, any such Holder or subsequent Holder, however, may revoke the consent as to his Security or portion of a Security. Such revocation shall be effective only if the Trustee receives the notice of revocation before the date the amendment, supplement or waiver becomes effective.

            The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders of Securities of any Series entitled to consent to any amendment, supplement or waiver, which record date shall be at least 10 days prior to the first solicitation of such consent. If a record date is fixed, then notwithstanding the last sentence of the immediately preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 90 days after such record date.

            After an amendment, supplement or waiver becomes effective, it shall bind every Holder, unless it makes a change described in any of clauses (1) through (7) of Section 9.02, in which case, the amendment, supplement or waiver shall bind only each Holder of a Security who has consented to it and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security; provided, that any such waiver shall not impair or affect the right of any Holder to receive payment of principal of and interest on a Security, on or after the respective due dates expressed in such Security, or to bring suit for the enforcement of any such payment on or after such respective dates without the consent of such Holder.

            SECTION 9.05. Notation on or Exchange of Securities.

            If an amendment, supplement or waiver changes the terms of a Security, the Company may require the Holder of the Security to deliver it to the Trustee, at which time the Trustee shall place an appropriate notation on the Security about the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms.

            SECTION 9.06. Trustee to Sign Amendments, etc.

            Subject to Section 7.02(b), the Trustee shall sign any amendment, supplement or waiver authorized pursuant to this Article if the amendment, supplement or waiver does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may but need not sign it. In signing or refusing to sign such amendment or supplemental indenture, the Trustee shall be entitled to receive and shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel as conclusive evidence that such amendment or supplemental indenture is authorized or permitted by this Indenture, that it is not inconsistent herewith, and that it will be valid and binding upon the Company in accordance with its terms.

                                   ARTICLE TEN

                                  MISCELLANEOUS

            SECTION 10.01. Trust Indenture Act Controls.

            If any provision of this Indenture limits, qualifies or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision shall control.

            SECTION 10.02. Notices.

            Any order, consent, notice or communication shall be sufficiently given if in writing and delivered in person or mailed by first class mail, postage prepaid, addressed as follows:

            if to the Company:

            M.D.C. Holdings, Inc.
            3600 South Yosemite
            Suite 900
            Denver, CO 80237
            Telecopy No.: (303) 793-2760
            Attention: Chief Financial Officer

            if to the Trustee:

            U.S. Bank National Association
            180 East Fifth Street
            St. Paul, MN 55101
            Telecopy No.: (651) 244-0711 or 12
            Attention: Corporate Trust Administration

            The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

            Any notice or communication mailed to a Securityholder shall be mailed to him by first class mail at his address as it appears on the registration books of the Registrar and shall be sufficiently given to him if so mailed within the time prescribed.

            Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it except that notice to the Trustee shall only be effective upon receipt thereof by the Trustee.

            If the Company mails notice or communications to the Securityholders, it shall mail a copy to the Trustee at the same time.

            SECTION 10.03. Communications by Holders with Other Holders.

            Securityholders may communicate pursuant to TIA Sections 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA Sections 312(c).

            SECTION 10.04. Certificate and Opinion as to Conditions Precedent.

            Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

            (1) an Officers' Certificate (which shall include the statements set forth in Section 10.05) stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

            (2) an Opinion of Counsel (which shall include the statements set forth in Section 10.05) stating that, in the opinion of such counsel, all such conditions precedent and covenants, compliance with which constitutes a condition precedent, if any, provided for in this Indenture relating to the proposed action or inaction, have been complied with and that any such section does not conflict with the terms of the Indenture.

            SECTION 10.05. Statements Required in Certificate or Opinion.

            Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

            (1) a statement that the person making such certificate or opinion has read such covenant or condition;

            (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

            (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

            SECTION 10.06. Rules by Trustee and Agents.

            The Trustee may make reasonable rules for action by or a meeting of Securityholders. The Registrar or Paying Agent may make reasonable rules for its functions.

            SECTION 10.07. Legal Holidays.

            A "Legal Holiday" is a Saturday, a Sunday, a legal holiday or a day on which banking institutions in Denver, Colorado and New York, New York are not required to be open. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period. A "Business Day" is any day other than a Legal Holiday.

            SECTION 10.08. Governing Law.

            The laws of the State of New York shall govern this Indenture and the Securities of each Series.

            SECTION 10.09. No Adverse Interpretation of Other Agreements.

            This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or a Subsidiary. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

            SECTION 10.10. No Recourse Against Others.

            All liability described in paragraph 12 of the Securities of any director, officer, employee or stockholder, as such, of the Company is waived and released.

            SECTION 10.11. Successors and Assigns.

            All covenants and agreements of the Company in this Indenture and the Securities shall bind its successors and assigns. All agreements of the Trustee in this Indenture shall bind its successors and assigns.

            SECTION 10.12. Duplicate Originals.

            The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

            SECTION 10.13. Severability.

            In case any one or more of the provisions contained in this Indenture or in the Securities of a Series shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Indenture or of such Securities.

                                 ARTICLE ELEVEN

                                  SUBORDINATION

            SECTION 11.01. Agreement to Subordinate.

            The Company agrees, and each Securityholder by accepting a Security agrees, that the indebtedness evidenced by the Securities is subordinated in right of payment, to the extent and in the manner provided in this Article, to the prior payment in full of all Senior Indebtedness and that the subordination is for the benefit of the holders of Senior Indebtedness.

            SECTION 11.02. Certain Definitions.

            "Representative" means the indenture trustee or other trustee, agent or representative for an issue of Senior Indebtedness.

            "Senior Indebtedness" means all Indebtedness (present or future) created, incurred, assumed or guaranteed by the Company (and all renewals, extensions or refundings thereof), unless the instrument under which such Indebtedness is created, incurred, assumed or guaranteed provides that such Indebtedness is not senior or superior in right of payment to the Securities. Notwithstanding anything to the contrary in the foregoing, Senior Indebtedness shall not include (i) any Indebtedness of the Company to any of its subsidiaries, (ii) any trade payables of the Company or
(iii) guarantees by the Company or any of its Subsidiaries of Indebtedness (a) outstanding at the date hereof or (b) which may be outstanding in the future, except that Senior Indebtedness shall include any guarantees as may be listed in a supplemental indenture and any other present and future guarantees that provide by their terms that they constitute Senior Indebtedness.

            SECTION 11.03. Liquidation; Dissolution; Bankruptcy.

            Upon any distribution to creditors of the Company in a liquidation or dissolution of the Company or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Company or its Property:

            (1) holders of Senior Indebtedness shall be entitled to receive payment in full in cash of the principal of and interest (including interest accruing after the commencement of any such proceeding) to the date of payment on the Senior Indebtedness before Securityholders shall be entitled to receive any payment of principal of or interest on Securities; and

            (2) until the Senior Indebtedness is paid in full in cash, any distribution to which Securityholders would be entitled but for this Article shall be made to holders of Senior Indebtedness as their interests may appear, except that Securityholders may receive securities that are subordinated to Senior Indebtedness to at least the same extent as the Securities.

            For purposes of this Article Eleven, a distribution may consist of cash, securities or other property, by set-off or otherwise.

            SECTION 11.04. Default on Senior Indebtedness.

            Upon the final maturity of any Senior Indebtedness by lapse of time, acceleration or otherwise, all such Senior Indebtedness shall first be paid in full, or such payment duly provided for in cash or in a manner satisfactory to the holders of such Senior Indebtedness, before any payment is made by the Company or any person acting on behalf of the Company on account of the principal or interest of the Securities.

            The Company may not pay principal of or interest on the Securities and may not acquire any Securities for cash or property (other than capital stock of the Company or other securities of the Company that are subordinated to Senior Indebtedness to at least the same extent as the Securities) if a default on Senior Indebtedness occurs and is continuing that permits holders of such Senior Indebtedness to accelerate its maturity.

            The Company shall resume payments on the Securities and may acquire them, if this Article otherwise permits the payment or acquisition at that time, when the default is cured or waived.

            SECTION 11.05. Acceleration of Securities.

            If payment of the Securities is accelerated because of an Event of Default, the Company shall promptly notify holders of Senior Indebtedness of the acceleration. The Company shall pay the Securities when 180 days pass after the acceleration occurs if this Article permits the payment at that time; provided, however, that if no Senior Indebtedness is outstanding at the time of such acceleration, the Company shall pay the Securities in accordance with the provisions of Article Six.

            SECTION 11.06. When Distributions Must Be Paid Over.

            In the event that the Company shall make any payment to the Trustee on account of the principal or interest on the Securities at a time when such payment is prohibited by Section 11.03 or 11.04, such payment shall be held by the Trustee in trust for the benefit of, and shall forthwith be paid over and delivered to, the holders of Senior Indebtedness (pro rata as to each of such holders on the basis of the respective amounts of Senior Indebtedness held by them) or their Representative under the indenture or other agreement (if any) pursuant to which Senior Indebtedness may have been issued, as their respective interests may appear, for application to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full in accordance with its terms, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

            If a distribution is made to Securityholders that because of this Article should not have been made to them, the Securityholders who receive the distribution shall hold it in trust for holders of Senior Indebtedness and pay it over to them as their interests may appear.

            SECTION 11.07. Notice by the Company.

            The Company shall promptly notify the Trustee and the Paying Agent of any facts known to the Company that would cause a payment of principal of or interest on the Securities to violate this Article, but failure to give such notice shall not affect the subordination of the Securities to the Senior Indebtedness provided in this Article. Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 7.07.

            SECTION 11.08. Subrogation.

            After all Senior Indebtedness is paid in full and until the Securities are paid in full, Securityholders shall be subrogated to the rights of holders of Senior Indebtedness to receive distributions applicable to Senior Indebtedness to the extent that distributions otherwise payable to the Securityholders have been applied to the payment of Senior Indebtedness. A distribution made under this Article to holders of Senior Indebtedness which otherwise would have been made to Securityholders is not, as between the Company and Securityholders, a payment by the Company on Senior Indebtedness.

            SECTION 11.09. Relative Rights.

            This Article defines the relative rights of Securityholders and holders of Senior Indebtedness. Nothing in this Indenture shall:

            (1) impair, as between the Company and Securityholders, the obligation of the Company, which is absolute and unconditional, to pay principal of and interest on the Securities in accordance with their terms;

            (2) affect the relative rights of Securityholders and creditors of the Company, other than holders of Senior Indebtedness; or

            (3) prevent the Trustee or any Securityholder from exercising its available remedies upon a Default or Event of Default, subject to the rights of holders of Senior Indebtedness to receive distributions otherwise payable to Securityholders.

            If the Company fails to pay principal of or interest on a Security on the due date because of this Article, the failure is still a Default or Event of Default.

            SECTION 11.10. Subordination May Not Be Impaired by the Company.

            No right of any holder of Senior Indebtedness to enforce the subordination of the indebtedness evidenced by the Securities shall be impaired by any act or failure to act by the Company or by its failure to comply with this Indenture.

            SECTION 11.11. Distribution or Notice to the Representative.

            Whenever a distribution is to be made or a notice given to holders of Senior Indebtedness pursuant to this Article Eleven, the distribution may be made and the notice given to their Representative.

            SECTION 11.12. Rights of the Trustee and Paying Agent.

            Notwithstanding any provision of this Article Eleven or any other provision of this Indenture, the Trustee and Paying Agent shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee or a Paying Agent or the taking of any other action (pursuant to this Article Eleven) by the Trustee or a Paying Agent unless and until the Trustee or such Paying Agent, as the case may be, shall have received at its office specified in Section 10.02 written notice thereof from the Company, a Representative or a holder of Senior Indebtedness and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Sections 7.01 and 7.02, and such Paying Agent, shall be entitled in all respects conclusively to assume that no such facts exist. The Trustee or Paying Agent may continue to make payments on the Securities unless it receives such a notice at least three business days prior to the date upon which payment is due.

            The Trustee shall be entitled to rely reasonably in good faith on the delivery to it of a written notice by a person representing himself, herself or itself to be a Representative or a holder of Senior Indebtedness to establish that such notice has been given by a Representative or a holder of such Senior Indebtedness. Only the Company, a Representative or a holder of Senior Indebtedness that has no Representative may give the notice.

            In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article Eleven, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such person, the extent to which such person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such person under this Article Eleven, and if such evidence is not furnished, the Trustee may defer any payment which it may be required to make for the benefit of such person pursuant to the terms of this Indenture pending judicial determination as to the rights of such person to receive such payment.

            Upon any payment or distribution of assets of the Company referred to in this Article Eleven, the Trustee and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, liquidating trustee, Custodian, receiver, assignee for the benefit of creditors, agent or other person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Eleven.

            The Trustee in its individual or any other capacity may hold Senior Indebtedness with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights.

            SECTION 11.13. No Fiduciary Duty to Holders of Senior Indebtedness.

            With respect to the holders of Senior Indebtedness, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article Eleven, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee or Paying Agent. Neither the Trustee nor the Paying Agent shall be deemed to owe any fiduciary duty to the holders of such Senior Indebtedness and, subject to the provisions of Section 7.02, the Trustee shall not be liable to any holder of such Senior Indebtedness if it shall, in the absence of bad faith, pay over or deliver to holders of Securities, the Company or any other person monies or assets to which any holder of such Senior Indebtedness shall be entitled by virtue of this Article Eleven or otherwise.

                            [Signature Pages Follow]

                                   SIGNATURES

      IN WITNESS WHEREOF, the parties have caused this Indenture to be duly executed, all as of the date first above written.

Dated: October 6, 2004                        M.D.C. HOLDINGS, INC.

                                              By: /s/ Paris G. Reece III
                                                  ----------------------------
                                                  Name:  Paris G. Reece III
                                                  Title: Executive Vice
                                                          President and Chief
                                                          Financial Officer

                             Subordinated Indenture

Dated:  October 6, 2004                      U.S. BANK NATIONAL ASSOCIATION,
                                                  as Trustee

                                             By: /s/ Ignazio Tamburello
                                                 -----------------------------
                                                 Name:  Ignazio Tamburello
                                                 Title: Assistant Vice President

                             Subordinated Indenture

No.                                                         CUSIP No.:

                               [Title of Security]

M.D.C. HOLDINGS, INC., a Delaware corporation promises to pay to            or
registered assigns the principal sum of         [Dollars] on            .

                               [Title of Security]

            Interest Payment Dates:                            and

            Record Dates                             and

            Authenticated:                         Dated:

                                               M.D.C. HOLDINGS, INC.

                                               By: ____________________________
                                                   Name:
                                                   Title:

                                               By: ____________________________
                                                   Name:
                                                   Title:

U.S. Bank National Association,
as Trustee, certifies that this is one of the Securities referred to in the within mentioned Indenture.

By: _____________________________
    Authorized Signatory
    M.D.C. HOLDINGS, INC.
    [Title of Security]

1.    Interest.

            M.D.C. HOLDINGS, INC. (the "Company"), a Delaware corporation, promises to pay interest on the principal amount of this Security at the rate per annum shown above. The Company will pay interest semiannually on [ ] and [ ] of each year until the principal is paid or made available for payment. Interest on the Securities will accrue from the most recent date to which interest has been paid or duly provided for or, if no interest has been paid, from [ ]; provided that, if there is no existing default in the payment of interest, and if this Security is authenticated between a record date referred to on the face hereof and the next succeeding interest payment date, interest shall accrue from such interest payment date. Interest will be computed on the basis of a 360-day year of twelve 30-day months. [Provisions as to the right of the Company to defer interest, if any, may be set forth here. ]

2.    Method of Payment.

            The Company will pay interest on the Securities (except defaulted interest, if any, which will be paid on such special payment date to Holders of record on such special record date as may be fixed by the Company) to the persons who are registered Holders of Securities at the close of business on the [Insert record dates]. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts.

3.    Paying Agent and Registrar.

            Initially, U.S. Bank National Association (the "Trustee") will act as Paying Agent and Registrar. The Company may change or appoint any Paying Agent, Registrar or co-Registrar without notice. The Company or any of its Subsidiaries may act as Paying Agent, Registrar or co-Registrar.

4.    Indenture.

            The Company issued the Securities under an Indenture dated as of October 6, 2004 (the "Indenture") among the Company and the Trustee. The terms of the Securities include those stated in the Indenture (including those terms set forth in the Authorizing Resolution or supplemental indenture pertaining to the Securities of the Series of which this Security is a part) and those made part of the Indenture by reference to the Trust Indenture Act of 1939 as in effect on the date of the Indenture. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and the Act for a statement of them.

            The Company will furnish to any Securityholder upon written request and without charge a copy of the Indenture and the applicable Authorizing Resolution or supplemental indenture. Requests may be made to: M.D.C. Holdings, Inc., 3600 South Yosemite, Suite 900, Denver, Colorado 80237, Attention:
Secretary.

5.    Optional Redemption.

            The Company may redeem the Securities at any time on or after      ,
in whole or in part, at the following redemption prices (expressed as a percentage of their principal amount),set forth below, plus together with interest accrued and unpaid thereon to the date fixed for redemption:

            If redeemed during the twelve-month period commencing on        and
ending on          in each of the following years:

                                                   REDEMPTION
              YEAR                                    PRICE
            [       ]                              [        ]%
            [       ]                              [        ]%
            [       ]                              [        ]%
            [       ] and thereafter                  100.000%

            Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder of Securities to be redeemed at his registered address. Securities in denominations larger than $1,000 may be redeemed in part. On and after the redemption date, interest ceases to accrue on Securities or portions of them called for redemption; provided, that if the Company shall default in the payment of such Security at the redemption price together with accrued interest, interest shall continue to accrue at the rate borne by the Securities.

[Insert provisions relating to redemption at option of Holders, if any]

6.    Denominations, Transfer, Exchange.

            The Securities are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. A Holder may transfer or exchange Securities by presentation of such Securities to the Registrar or a co-Registrar with a request to register the transfer or to exchange them for an equal principal amount of Securities of other denominations. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not transfer or exchange any Security selected for redemption, except the unredeemed part thereof if the Security is redeemed in part, or transfer or exchange any Securities for a period of 15 days before a selection of Securities to be redeemed.

7.    Persons Deemed Owners.

            The registered Holder of this Security shall be treated as the owner of it for all purposes.

8.    Unclaimed Money.

            If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent will pay the money back to the Company at its request. After that, Holders entitled to the money must look to the Company for payment unless an abandoned property law designates another person.

9.    Amendment, Supplement, Waiver.

            Subject to certain exceptions, the Indenture or the Securities may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the outstanding Securities of each Series affected by the amendment and any past default or compliance with any provision relating to any Series of the Securities may be waived in a particular instance with the consent of the Holders of a majority in principal amount of the outstanding Securities of such Series. Without the consent of any Securityholder, the Company and the Trustee may amend or supplement the Indenture or the Securities to cure any ambiguity, defect or inconsistency, to provide for uncertificated Securities in addition to or in place of certificated Securities, to create a Series and establish its terms, or to make any other change, provided such action does not adversely affect the rights of any Securityholder.

10.   Successor Corporation.

            When a successor corporation assumes all the obligations of its predecessor under the Securities and the Indenture, the predecessor corporation will be released from those obligations.

11.   Trustee Dealings With Company.

            U.S. Bank National Association, the Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not Trustee.

12.   No Recourse Against Others.

            A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Securityholder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

13.   Discharge of Indenture.

            The Indenture contains certain provisions pertaining to defeasance, which provisions shall for all purposes have the same effect as if set forth herein.

14.   Authentication.

            This Security shall not be valid until the Trustee signs the certificate of authentication on the other side of this Security.

15.   Abbreviations.

            Customary abbreviations may be used in the name of a Securityholder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= custodian), and U/G/M/A (= Uniform Gifts to Minors
Act).

16.   Subordination.

            To the extent set forth in Article 11 of the Indenture, the Securities are subordinated to Senior Indebtedness, which generally is any Indebtedness outstanding on the date of the Indenture or Indebtedness thereafter created, incurred, assumed or guaranteed by the Company and all renewals, extensions and refundings thereof except Indebtedness that expressly provides that it is not senior to or superior in right of payment to the Securities. Senior Indebtedness does not include Indebtedness of the Company to any of its subsidiaries, trade payables of the Company and certain Indebtedness of others guaranteed by the Company. To the extent provided in the Indenture, Senior Indebtedness must be paid before the Securities may be paid. The Company agrees, and each Securityholder by accepting a Security agrees, to the subordination and authorizes the Trustee to give it effect.

                                 ASSIGNMENT FORM

      If you, the Holder, want to assign this Security, fill in the form below:

      I or we assign and transfer this Security to:

_______________________________________________________________________________

_______________________________________________________________________________
              (Insert assignee's social security or tax ID number)

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________
              (Print or type assignee's name, address and zip code)

and irrevocably appoint:
_______________________________________________________________________________

agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

_______________________________________________________________________________


Date: _______________________ Your signature: __________________________________
                                             (Sign exactly as your name appears
                                             on the other side of this Security)

Signature
Guarantee: ____________________________________________________________________